Exhibit 99.1
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CNA Financial Corporation
Supplemental Financial Information
December 31, 2005

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CNA Financial Corporation
Table of Contents
December 31, 2005

 a
CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N to the Consolidated Financial Statements within the September 30, 2005 10-Q for further discussion of this measure.

•	In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using GAAP financial results. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	On April 30, 2004, CNA completed the sale of its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. CNA’s individual long term care and structured settlement businesses were excluded from the sale. Consideration from the sale was approximately $700 million, resulting in an after-tax realized investment loss on the sale of $389 million. The results of the business sold through the sale date are included in the statements of operations for the twelve months ended December 31, 2004. As a result of the sale, income statement results for the twelve months ended December 31, 2005 are not comparable to the corresponding 2004 results.

•	All amounts are in millions, except for per share and ratio information.

•	Certain immaterial differences are due to rounding.
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CNA Financial Corporation
Supplemental Financial Information
Restatement for Reinsurance and Equity Investee Accounting
In May of 2005, the Company filed an amendment to its 2004 Annual Report on Form 10-K to correct its accounting for several reinsurance contracts, primarily with a former affiliate, and its equity accounting for that affiliate. The Company restated its previously reported financial statements as of December 31, 2004 and 2003, and for the years ended December 31, 2004, 2003 and 2002 and all related disclosures, as well as its interim financial data for all interim periods of 2004 and 2003, through the filing of a Form 10-K/A. This Financial Supplement reflects the effects of the restatement. The restatement is based upon reconsideration of the Company’s accounting for its former equity interest in Accord Re Ltd. (Accord) and for several reinsurance contracts with Accord, but also includes two reinsurance agreements with unaffiliated parties that are immaterial in the aggregate. A subsidiary of The Continental Corporation (TCC) acquired a 49% ownership interest in Accord, a Bermuda company, in 1989 upon Accord’s formation. TCC also provided capital support to Accord through a guarantee from a TCC subsidiary. TCC was acquired by the Company in 1995.
Reinsurance relationships with Accord involved both property and casualty assumed reinsurance risks that were written by TCC subsidiaries and 100% ceded to Accord or reinsured from other cedents by Accord. Stop-loss protection in relation to those risks was obtained by Accord from a wholly-owned TCC subsidiary.
All of the Company’s reinsurance agreements with Accord relating to property risks were commuted as of year-end 2001, leaving six reinsurance agreements with Accord relating to casualty risks outstanding at that time. As of March 31, 2005 the Company provided no capital support to and had no ownership interest in Accord. During the period of the Company’s minority ownership, Accord also maintained reinsurance relationships with reinsurers unaffiliated with the Company.
As previously reported, the Company continues to respond to various subpoenas, interrogatories and other requests for information received from state and federal regulatory authorities relating to on-going insurance industry investigations of non-traditional insurance products, including finite reinsurance. In the course of complying with these requests the Company conducted a comprehensive review of its finite reinsurance relationships, including contracts with Accord.
The Company accounted for its reinsurance cessions to Accord and related retrocessions from Accord as reinsurance. In connection with the aforementioned review, the Company subsequently concluded that the reinsurance cession and retrocession should be viewed as a single transaction which does not transfer risk. The restatement corrections apply deposit accounting to the Company’s reinsurance cessions to Accord. The restatement corrections also include adjustments to the Company’s historical equity method accounting for its ownership and economic interest in Accord, including the effects of applying deposit accounting to certain of Accord’s reinsurance contracts with parties other than the Company. The remaining restatement corrections related to applying deposit accounting to two small reinsurance treaties unrelated to Accord that were previously accounted for using reinsurance accounting.
The impact of this revised accounting resulted in a reduction to stockholders’ equity as of December 31, 2004 of $29 million, or 0.3%. The impact to net income for the three months and twelve months ended December 31, 2004 was $(1) million and $5 million, or (0.3)% and 1.1%. The net income adjustment for the earnings per share remained flat for the three months ended December 31, 2004, and increased earnings per share for the twelve months ended December 31, 2004 by $0.02 per share.
Restatement for Discontinued Operations
The Company will restate its annual financial statements for the years 2001 through 2004, as well as its interim financial statements through September 30, 2005. The restatement is to correct the accounting for discontinued operations acquired in the Company’s merger with The Continental Corporation in 1995. A current review of discontinued operations identified an overstatement of the net assets of these discontinued operations and errors in accounting for the periodic results of these operations.
This restatement will be reflected in the Company’s 2005 Form 10-K and will reduce stockholders’ equity as of December 31, 2004 by $204 million, or 2.2%. The impact of this restatement on net income and earnings per share for the three and twelve months ended December 31, 2004 is presented on page 2 of this financial supplement.
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CNA Financial Corporation
Supplemental Financial Information
NON-GAAP FINANCIAL MEASURES
The results and ratios before the impact of significant commutations and catastrophes, presented on pages 15 through 18 of this financial supplement, are non-GAAP financial measures that are not a full financial presentation in accordance with accounting principles generally accepted in the United States of America (GAAP). To allow the reconciliation of these non-GAAP measures, however, these pages also provide the most comparable GAAP measures (i.e., the results and ratios after the impact of significant commutations and catastrophes).
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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations
PERIOD ENDED DECEMBER 31

			Fav /			Fav /
	Three Months		(Unfav)	Twelve Months		(Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,885	$1,988	(5)%	$7,569	$8,209	(8)%
Net investment income	547	464	18	1,892	1,680	13
Realized investment gains (losses), net of participating policyholders’ and minority interests	(84)	167	(150)	(10)	(248)	96
Other revenues	60	67	(10)	411	283	45

Total revenues	2,408	2,686	(10)	9,862	9,924	(1)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	2,113	1,591	(33)	6,999	6,445	(9)
Amortization of deferred acquisition costs	375	566	34	1,543	1,680	8
Other operating expenses	268	82	N/A	1,034	1,171	12
Interest	28	30	7	124	124	—

Total claims, benefits and expenses	2,784	2,269	(23)	9,700	9,420	(3)

Income (loss) before income tax and minority interest	(376)	417	(190)	162	504	(68)
Income tax (expense) benefit	158	(105)	N/A	105	(31)	N/A
Minority interest	(8)	(8)	—	(24)	(27)	11

Income (loss) from continuing operations	(226)	304	(174)	243	446	(46)
Income (loss) from discontinued operations, net of tax	9	(1)	N/A	21	(21)	200

Net income (loss)	$(217)	$303	(172)%	$264	$425	(38)%

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CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income (Loss) and Per Share Data
PERIOD ENDED DECEMBER 31

			Fav /			Fav /
	Three Months		(Unfav)	Twelve Months		(Unfav)
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change

COMPONENTS OF NET INCOME (LOSS)
Net operating income (loss)	$(172)	$200	(186)%	$253	$599	(58)%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(54)	104	(152)	(10)	(153)	93

Income (loss) from continuing operations	(226)	304	(174)	243	446	(46)
Income (loss) from discontinued operations, net of tax	9	(1)	N/A	21	(21)	200

Net income (loss)	$(217)	$303	(172)%	$264	$425	(38)%

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
Income (loss) from continuing operations	$(0.95)	$1.12	(185)	$0.68	$1.49	(54)
Income (loss) from discontinued operations, net of tax	0.03	(0.01)	N/A	0.08	(0.09)	189

Basic and diluted earnings (loss) per share available to common stockholders (1)	$(0.92)	$1.11	(183)%	$0.76	$1.40	(46)%

Weighted average outstanding common stock and common stock equivalents	256.0	256.0		256.0	256.0

(1)	The three and twelve months ended December 31, 2005 per share results available to common stockholders are reduced by $18 million and $70 million, or $0.07 per share and $0.27 per share, of undeclared preferred stock dividends. The three and twelve months ended December 31, 2004 per share results available to common stockholders are reduced by $17 million and $65 million, or $0.06 per share and $0.25 per share, of undeclared preferred stock dividends.

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CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheet Data

(In millions, except per share data)	December 31, 2005	December 31, 2004

Total assets	$58,809	$62,496
Insurance reserves	42,436	43,653
Debt	1,690	2,257
Total liabilities	49,568	53,247
Minority interest	291	275
Accumulated other comprehensive income	359	661
Total stockholders’ equity	8,950	8,974

Book value per common share (1)	$31.26	$31.63
Book value per common share excluding unrealized gain or loss on fixed maturity securities (1)	$29.69	$28.94
Outstanding shares of common stock (in millions of shares)	256.0	256.0

(1)	Book value per common share as of December 31, 2005 and December 31, 2004 excludes $750 million of preferred stock (Series H) and $198 million and $127 million of cumulative preferred dividends.

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CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Data
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES

(In millions)	Standard Lines	Specialty Lines	P&C Operations

As of December 31, 2005
Gross	$15,084	$5,205	$20,289
Ceded	3,838	1,411	5,249

Net	$11,246	$3,794	$15,040

As of December 31, 2004
Gross	$14,302	$4,860	$19,162
Ceded	4,994	1,627	6,621

Net	$9,308	$3,233	$12,541

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES

	Life & Group	Corporate &
(In millions)	Non-Core	Other Non-Core	Total Operations

As of December 31, 2005
Gross	$3,277	$7,372	$30,938
Ceded	1,440	3,916	10,605

Net	$1,837	$3,456	$20,333

As of December 31, 2004
Gross	$3,680	$8,681	$31,523
Ceded	1,856	5,402	13,879

Net	$1,824	$3,279	$17,644

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CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward
PERIOD ENDED DECEMBER 31, 2005

	Three Months	Twelve Months
(In millions)	Ended	Ended

Claim & claim adjustment expense reserves, beginning of period
Gross	$31,435	$31,523
Ceded	12,842	13,879

Net	18,593	17,644

Net incurred claim & claim adjustment expenses	2,089	6,731

Net claim & claim adjustment expense payments	(349)	(4,042)

Claim & claim adjustment expense reserves, end of period
Net	20,333	20,333
Ceded	10,605	10,605

Gross	$30,938	$30,938

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CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	December 31, 2005		September 30, 2005		December 31, 2004
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed Maturities — Taxable	$16,988	$16,972	$16,087	$16,084	$15,072	$15,346
Fixed Maturities — Tax Exempt	7,579	7,631	7,472	7,508	7,680	7,800
Equities	221	374	217	328	232	351
Short-term Investments	3,715	3,714	6,605	6,604	4,503	4,504
Limited Partnership Investments	1,223	1,223	1,236	1,236	1,195	1,195
Other (e.g., Real Estate)	34	32	32	32	34	26

Total Investments	$29,760	$29,946	$31,649	$31,792	$28,716	$29,222

Net Receivable/(Payable)	$266		$(931)		$6
Securities Lending Collateral	(742)		(1,984)		(904)

Life & Group Non-Core:
Fixed Maturities — Taxable	$6,574	$7,053	$6,753	$7,270	$6,495	$7,124
Fixed Maturities — Tax Exempt	1,475	1,578	1,473	1,567	1,019	1,057
Equities	290	307	206	221	88	105
Short-term Investments	523	524	549	549	1,359	1,359
Limited Partnership Investments	286	286	382	382	354	354
Other (e.g., Mortgage & Policy Loans)	1	1	2	2	23	10

Total Investments	$9,149	$9,749	$9,365	$9,991	$9,338	$10,009

Net Receivable/(Payable)	$84		$(81)		$(4)
Securities Lending Collateral	(25)		(22)		(14)

Total Investments	$38,909	$39,695	$41,014	$41,783	$38,054	$39,231

Total Net Receivable/(Payable)	$350		$(1,012)		$2
Total Securities Lending Collateral	(767)		(2,006)		(918)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheet, the amounts above exclude $86 million, $107 million and $206 million as of December 31, 2005, September 30, 2005 and December 31, 2004 where the net receivable/(payable) balance does not relate to the change in book value.

CNA FINANCIAL CORPORATION	a
Financial Supplement
Property & Casualty Results of Operations
THREE MONTHS ENDED DECEMBER 31

	Standard Lines			Specialty Lines			P&C Operations
			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Gross written premiums	$1,455	$1,441	1%	$728	$733	(1)%	$2,183	$2,174	—%
Net written premiums	1,030	1,062	(3)	625	619	1	1,655	1,681	(2)

Net earned premiums	1,077	1,161	(7)	644	605	6	1,721	1,766	(3)
Net investment income	227	114	99	84	64	31	311	178	75
Other revenues	24	27	(11)	30	27	11	54	54	—

Total operating revenues	1,328	1,302	2	758	696	9	2,086	1,998	4

Claims, benefits and expenses:
Net incurred claims and benefits	1,107	779	(42)	459	382	(20)	1,566	1,161	(35)
Policyholders’ dividends	3	7	57	1	—	N/A	4	7	43
Amortization of deferred acquisition costs	229	380	40	142	178	20	371	558	34
Other insurance related expenses	126	14	N/A	22	(27)	(181)	148	(13)	N/A
Other operating expenses	28	10	(180)	27	28	4	55	38	(45)

Total claims, benefits and expenses	1,493	1,190	(25)	651	561	(16)	2,144	1,751	(22)

Operating income (loss) before income tax and minority interest	(165)	112	N/A	107	135	(21)	(58)	247	(123)
Income tax (expense) benefit on operating income (loss)	69	(26)	N/A	(33)	(43)	23	36	(69)	152
Minority interest	(2)	(4)	50	(6)	(4)	(50)	(8)	(8)	—

Net operating income (loss)	(98)	82	N/A	68	88	(23)	(30)	170	(118)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(51)	118	(143)	(11)	47	(123)	(62)	165	(138)
Income tax (expense) benefit on realized investment gains (losses)	18	(44)	141	4	(16)	125	22	(60)	137

Net income (loss) from continuing operations	$(131)	$156	(184)%	$61	$119	(49)%	$(70)	$275	(125)%

Financial Ratios
Loss & LAE	102.8%	67.0%		71.2%	63.0%		91.0%	65.7%
Acquisition expense	19.1	21.5		19.0	18.3		19.1	20.4
Underwriting expense	13.9	12.5		6.6	7.0		11.0	10.5
Dividends	0.3	0.6		0.1	(0.1)		0.3	0.4

Expense ratio, including dividends	33.3	34.6		25.7	25.2		30.4	31.3

Combined ratio	136.1%	101.6%		96.9%	88.2%		121.4%	97.0%

CNA FINANCIAL CORPORATION	a
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations
THREE MONTHS ENDED DECEMBER 31

			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Net earned premiums	$1,721	$1,766	$165	$211	(22)%	$(1)	$11	(109)%	$1,885	$1,988	(5)%
Net investment income	311	178	162	235	(31)	74	51	45	547	464	18
Other revenues	54	54	17	19	(11)	(11)	(6)	(83)	60	67	(10)

Total operating revenues	2,086	1,998	344	465	(26)	62	56	11	2,492	2,519	(1)

Claims, benefits and expenses:
Net incurred claims and benefits	1,566	1,161	300	391	23	241	34	N/A	2,107	1,586	(33)
Policyholders’ dividends	4	7	2	(2)	(200)	—	—	N/A	6	5	(20)
Amortization of deferred acquisition costs	371	558	4	6	33	—	2	N/A	375	566	34
Other insurance related expenses	148	(13)	63	73	14	14	(18)	(178)	225	42	N/A
Other operating expenses	55	38	18	18	—	(2)	14	114	71	70	(1)

Total claims, benefits and expenses	2,144	1,751	387	486	20	253	32	N/A	2,784	2,269	(23)

Operating income (loss) before income tax and minority interest	(58)	247	(43)	(21)	(105)	(191)	24	N/A	(292)	250	N/A
Income tax (expense) benefit on operating income (loss)	36	(69)	21	12	75	71	15	N/A	128	(42)	N/A
Minority interest	(8)	(8)	—	—	N/A	—	—	N/A	(8)	(8)	—

Net operating income (loss)	(30)	170	(22)	(9)	(144)	(120)	39	N/A	(172)	200	(186)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(62)	165	(22)	1	N/A	—	1	N/A	(84)	167	(150)
Income tax (expense) benefit on realized investment gains (losses)	22	(60)	8	(1)	N/A	—	(2)	N/A	30	(63)	148

Net income (loss) from continuing operations	$(70)	$275	$(36)	$(9)	N/A %	$(120)	$38	N/A %	$(226)	304	(174)%

Other Financial Data
Property & Casualty Company Information

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core					Total Operations
					Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
	2005	2004	2005	2004	% Change	2005		2004		% Change	2005	2004	% Change

Gross written premiums	$2,183	$2,174	$214	$265	(19)%	$76		$358		(79)%	$2,473	$2,797	(12)%
Net written premiums	1,655	1,681	159	161	(1)	(1)		7		(114)	1,813	1,849	(2)
Net earned premiums	1,721	1,766	162	167	(3)	(2)		10		(120)	1,881	1,943	(3)

Financial Ratios
Loss & LAE	91.0%	65.7%	150.3%	127.7%		N/M	%	N/M	%		109.0%	72.3%
Acquisition expense	19.1	20.4	13.4	14.5		N/M		N/M			18.5	20.0
Underwriting expense	11.0	10.5	24.7	22.8		N/M		N/M			13.1	10.5
Dividends	0.3	0.4	—	—		N/M		N/M			0.2	0.3

Expense ratio, including dividends	30.4	31.3	38.1	37.3		N/M		N/M			31.8	30.8

Combined ratio	121.4%	97.0%	188.4%	165.0%		N/M	%	N/M	%		140.8%	103.1%

N/M = Not Meaningful

CNA FINANCIAL CORPORATION	a
Financial Supplement
Property & Casualty Results of Operations

TWELVE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Gross written premiums	$5,986	$5,936	1%	$2,947	$2,825	4%	$8,933	$8,761	2%
Net written premiums	4,382	4,582	(4)	2,463	2,391	3	6,845	6,973	(2)

Net earned premiums	4,410	4,917	(10)	2,475	2,277	9	6,885	7,194	(4)
Net investment income	767	496	55	281	246	14	1,048	742	41
Other revenues	98	129	(24)	124	109	14	222	238	(7)

Total operating revenues	5,275	5,542	(5)	2,880	2,632	9	8,155	8,174	—

Claims, benefits and expenses:
Net incurred claims and benefits	3,857	3,480	(11)	1,617	1,441	(12)	5,474	4,921	(11)
Policyholders’ dividends	19	9	(111)	4	5	20	23	14	(64)
Amortization of deferred acquisition costs	986	1,109	11	532	506	(5)	1,518	1,615	6
Other insurance related expenses	444	593	25	115	88	(31)	559	681	18
Other operating expenses	110	94	(17)	108	101	(7)	218	195	(12)

Total claims, benefits and expenses	5,416	5,285	(2)	2,376	2,141	(11)	7,792	7,426	(5)

Operating income (loss) before income tax and minority interest	(141)	257	(155)	504	491	3	363	748	(51)
Income tax (expense) benefit on operating income (loss)	110	(27)	N/A	(154)	(150)	(3)	(44)	(177)	75
Minority interest	(10)	(10)	—	(14)	(17)	18	(24)	(27)	11

Net operating income (loss)	(41)	220	(119)	336	324	4	295	544	(46)

Realized investment gains, net of participating policyholders’ and minority interests	20	219	(91)	14	84	(83)	34	303	(89)
Income tax expense on realized investment gains	(11)	(80)	86	(2)	(30)	93	(13)	(110)	88

Net income (loss) from continuing operations	$(32)	$359	(109)%	$348	$378	(8)%	$316	$737	(57)%

Financial Ratios
Loss & LAE	87.5%	70.8%		65.3%	63.3%		79.5%	68.4%
Acquisition expense	19.8	22.6		19.5	18.8		19.7	21.4
Underwriting expense	12.6	12.0		6.6	7.3		10.5	10.5
Dividends	0.4	0.2		0.2	0.2		0.3	0.2

Expense ratio, including dividends	32.8	34.8		26.3	26.3		30.5	32.1

Combined ratio	120.3%	105.6%		91.6%	89.6%		110.0%	100.5%

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CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations
TWELVE MONTHS ENDED
DECEMBER 31

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Net earned premiums	$6,885	$7,194	$704	$921	(24)%	$(20)	$94	(121)%	$7,569	$8,209	(8)%
Net investment income	1,048	742	593	692	(14)	251	246	2	1,892	1,680	13
Other revenues	222	238	95	91	4	94	(46)	N/A	411	283	45

Total operating revenues	8,155	8,174	1,392	1,704	(18)	325	294	11	9,872	10,172	(3)

Claims, benefits and expenses:
Net incurred claims and benefits	5,474	4,921	1,160	1,372	15	341	141	(142)	6,975	6,434	(8)
Policyholders’ dividends	23	14	1	(3)	(133)	—	—	N/A	24	11	(118)
Amortization of deferred acquisition costs	1,518	1,615	22	36	39	3	29	90	1,543	1,680	8
Other insurance related expenses	559	681	257	291	12	13	(3)	N/A	829	969	14
Other operating expenses	218	195	61	76	20	50	55	9	329	326	(1)

Total claims, benefits and expenses	7,792	7,426	1,501	1,772	15	407	222	(83)	9,700	9,420	(3)

Operating income (loss) before income tax and minority interest	363	748	(109)	(68)	(60)	(82)	72	N/A	172	752	(77)
Income tax (expense) benefit on operating income (loss)	(44)	(177)	58	39	49	91	12	N/A	105	(126)	183
Minority interest	(24)	(27)	—	—	N/A	—	—	N/A	(24)	(27)	11

Net operating income (loss)	295	544	(51)	(29)	(76)	9	84	(89)	253	599	(58)

Realized investment gains (losses), net of participating policyholders’ and minority interests	34	303	(30)	(615)	95	(14)	64	(122)	(10)	(248)	96
Income tax (expense) benefit on realized investment gains (losses)	(13)	(110)	11	230	(95)	2	(25)	108	—	95	N/A

Net income (loss) from continuing operations	$316	$737	$(70)	$(414)	83%	$(3)	$123	(102)%	$243	446	(46)%

Other Financial Data
Property & Casualty Company Information

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core					Total Operations
					Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	2005	2004	% Change	2005		2004		% Change	2005	2004	% Change

Gross written premiums	$8,933	$8,761	$916	$1,102	(17)%	$930		$1,692		(45)%	$10,779	$11,555	(7)%
Net written premiums	6,845	6,973	694	633	10	(30)		(12)		(150)	7,509	7,594	(1)
Net earned premiums	6,885	7,194	693	621	12	(20)		110		(118)	7,558	7,925	(5)

Financial Ratios
Loss & LAE	79.5%	68.4%	136.0%	134.4%		N/M	%	N/M	%		89.4%	74.6%
Acquisition expense	19.7	21.4	17.3	10.5		N/M		N/M			19.4	20.6
Underwriting expense	10.5	10.5	20.0	18.2		N/M		N/M			11.8	10.9
Dividends	0.3	0.2	—	—		N/M		N/M			0.3	0.2

Expense ratio, including dividends	30.5	32.1	37.3	28.7		N/M		N/M			31.5	31.7

Combined ratio	110.0%	100.5%	173.3%	163.1%		N/M	%	N/M	%		120.9%	106.3%

N/M = Not Meaningful

  a
CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations and Corporate & Other Non-Core Segment — Catastrophe Losses
CATASTROPHE LOSSES (PRETAX)

				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total
Three months ended December 31, 2005 (1)	$46	$4	$50	$—	$50
Twelve months ended December 31, 2005 (1)	470	23	493	—	493

Three months ended December 31, 2004 (2)	$5	$2	$7	$—	$7
Twelve months ended December 31, 2004 (2)	260	15	275	3	278
CATASTROPHE LOSSES (AFTER-TAX)

				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total
Three months ended December 31, 2005 (1)	$30	$3	$33	$—	$33
Twelve months ended December 31, 2005 (1)	305	15	320	—	320

Three months ended December 31, 2004 (2)	$3	$1	$4	$—	$4
Twelve months ended December 31, 2004 (2)	169	10	179	2	181

(1)	For the three and twelve months ended December 31, 2005, the above amounts exclude $6 million pretax ($4 million after-tax) and $27 million pretax ($18 million after-tax) of reinstatement premium. For the twelve months ended December 31, 2005, the above amounts exclude $8 million pretax ($6 million after-tax) of insurance bad debt related to the third quarter 2005 hurricanes and a $15 million pretax ($10 million after-tax) reduction of estimated hurricane-related assessments related to the third quarter 2004 hurricanes. For the three and twelve months ended December 31, 2005, the above amounts include losses of $47 million pretax ($31 million after-tax) and $481 million pretax ($313 million after-tax) related to Hurricanes Katrina, Wilma, Rita, Dennis and Ophelia.

(2)	For the three and twelve months ended December 31, 2004, the above amounts exclude $3 million pretax ($2 million after-tax) and $8 million pretax ($5 million after-tax) of reinstatement premium related to the third quarter 2004 hurricanes. For the twelve months ended December 31, 2004, the above amounts exclude $15 million pretax ($10 million after-tax) of estimated assessments related to the third quarter 2004 hurricanes. For the twelve months ended December 31, 2004, the above amounts include losses of $250 million pretax ($163 million after-tax) related to Hurricanes Charley, Frances, Ivan and Jeanne.

 a

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

	Standard Lines
(In millions)	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	4Q05	YTD 2005
Limited partnership income	$37	$13	$12	$39	$101	$42	$22	$38	$37	$139
Interest on funds withheld and other deposits	(38)	(43)	(44)	(70)	(195)	(18)	(34)	(34)	(19)	(105)
Income from trading securities	—	—	—	1	1	1	—	1	—	2
Other investment income	139	149	157	144	589	158	183	181	209	731

Net investment income	$138	$119	$125	$114	$496	$183	$171	$186	$227	$767

	Specialty Lines
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	4Q05	YTD 2005
Limited partnership income	$13	$5	$4	$14	$36	$13	$7	$12	$13	$45
Interest on funds withheld and other deposits	(2)	(2)	(3)	(7)	(14)	(12)	(1)	(2)	(2)	(17)
Income from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	51	56	60	57	224	55	61	64	73	253

Net investment income	$62	$59	$61	$64	$246	$56	$67	$74	$84	$281

	P&C Operations
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	4Q05	YTD 2005
Limited partnership income	$50	$18	$16	$53	$137	$55	$29	$50	$50	$184
Interest on funds withheld and other deposits	(40)	(45)	(47)	(77)	(209)	(30)	(35)	(36)	(21)	(122)
Income from trading securities	—	—	—	1	1	1	—	1	—	2
Other investment income	190	205	217	201	813	213	244	245	282	984

Net investment income	$200	$178	$186	$178	$742	$239	$238	$260	$311	$1,048

	Life & Group Non-Core
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	4Q05	YTD 2005
Limited partnership income	$9	$6	$3	$11	$29	$9	$1	$8	$4	$22
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—	—	—
Income from trading securities	20	14	(21)	96	109	(31)	14	40	22	45
Other investment income	177	122	127	128	554	128	131	131	136	526

Net investment income	$206	$142	$109	$235	$692	$106	$146	$179	$162	$593

	Corporate & Other Non-Core
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	4Q05	YTD 2005
Limited partnership income	$16	$6	$7	$17	$46	$15	$8	$14	$11	$48
Interest on funds withheld and other deposits	(8)	(10)	(7)	(27)	(52)	(9)	(15)	(14)	(6)	(44)
Income from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	61	65	65	61	252	55	62	61	69	247

Net investment income	$69	$61	$65	$51	$246	$61	$55	$61	$74	$251

	Total Operations
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	4Q05	YTD 2005
Limited partnership income	$75	$30	$26	$81	$212	$79	$38	$72	$65	$254
Interest on funds withheld and other deposits	(48)	(55)	(54)	(104)	(261)	(39)	(50)	(50)	(27)	(166)
Income from trading securities	20	14	(21)	97	110	(30)	14	41	22	47
Other investment income	428	392	409	390	1,619	396	437	437	487	1,757

Net investment income	$475	$381	$360	$464	$1,680	$406	$439	$500	$547	$1,892

 a

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED DECEMBER 31	Three Months			Twelve Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change
Property & Casualty Companies
Gross written premiums	$2,184	$2,735	(20)%	$9,649	$11,247	(14)%
Net written premiums	1,693	1,749	(3)	7,069	7,290	(3)

Net earned premiums	1,608	1,688	(5)	6,516	6,904	(6)
Claim and claim adjustment expenses	1,873	1,227	(53)	6,010	5,298	(13)
Acquisition expenses	273	262	(4)	1,199	1,230	3
Underwriting expenses	197	192	(3)	908	809	(12)
Policyholders’ dividends	6	12	50	34	46	26

Underwriting loss	(741)	(5)	N/A	(1,635)	(479)	N/A
Net investment income (1)	567	368	54	2,202	1,345	64
Other revenues/expenses	(82)	(62)	(32)	(108)	(385)	72
Income tax (expense) benefit	7	(61)	111	91	(251)	136
Net realized gains (losses)	(33)	174	(119)	17	464	(96)

Net income (loss)	$(282)	$414	(168)%	$567	$694	(18)%

Financial Ratios
Loss and LAE	116.5%	72.7%		92.2%	76.7%
Acquisition expense	16.1	15.0		17.0	16.9
Underwriting expense	11.6	11.0		13.9	11.1
Policyholders’ dividends	0.4	0.7		0.5	0.7

Expense ratio	28.1	26.7		31.4	28.7

Combined ratio	144.6%	99.4%		123.6%	105.4%

Life Companies
Earned premium	$4	$45		$11	$324
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	December 31, 2005	December 31, 2004

Property & Casualty Companies
Statutory surplus (2)	$6,975	$6,998

Life Companies
Statutory surplus	$627	$1,177
Gross life insurance inforce	20,549	56,645

(1)	Includes $125 million and $625 million of dividends from CCC’s life subsidiary, Continental Assurance Company, for the three and twelve months ended December 31, 2005.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

 a

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2005 YTD	2004 FY	2004 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/05	12/31/04	12/31/05
Gross Accident Year	76.4%	67.2%	63.2%
Impact of Reinsurance	(0.1)	2.0	1.2

Net Accident Year	76.3	69.2	64.4%

Impact of Significant Commutations	6.2	(0.1)
Impact of Corporate Covers	0.7	0.1
Impact of Development & Change in Allowance for Uncollectible Reinsurance	4.3	1.6

Net Calendar Year	87.5%	70.8%

	Specialty Lines
	2005 YTD	2004 FY	2004 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/05	12/31/04	12/31/05
Gross Accident Year	63.7%	64.1%	55.7%
Impact of Reinsurance	(0.3)	(0.6)	0.3

Net Accident Year	63.4	63.5	56.0%

Impact of Significant Commutations	0.9	(1.3)
Impact of Corporate Covers	(0.3)	(0.6)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	1.3	1.7

Net Calendar Year	65.3%	63.3%

	P&C Operations
	2005 YTD	2004 FY	2004 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/05	12/31/04	12/31/05
Gross Accident Year	72.2%	66.3%	61.0%
Impact of Reinsurance	(0.6)	1.1	0.8

Net Accident Year	71.6	67.4	61.8%

Impact of Significant Commutations	4.3	(0.5)
Impact of Corporate Covers	0.4	(0.1)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	3.2	1.6

Net Calendar Year	79.5%	68.4%

  a
CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items
THREE MONTHS ENDED
DECEMBER 31, 2005

	Standard Lines				Specialty Lines				P&C Operations
	2005 Results				2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results
Net earned premiums	$1,083	$—	$(6)	$1,077	$644	$—	$—	$644	$1,727	$—	$(6)	$1,721
Net investment income	227	—	—	227	84	—	—	84	311	—	—	311
Other revenues	24	—	—	24	30	—	—	30	54	—	—	54

Total operating revenues	1,334	—	(6)	1,328	758	—	—	758	2,092	—	(6)	2,086

Claims, benefits and expenses:
Net incurred claims and benefits	795	266	46	1,107	432	23	4	459	1,227	289	50	1,566
Policyholders’ dividends	3	—	—	3	1	—	—	1	4	—	—	4
Amortization of deferred acquisition costs	229	—	—	229	142	—	—	142	371	—	—	371
Other insurance related expenses	126	—	—	126	22	—	—	22	148	—	—	148
Other operating expenses	28	—	—	28	27	—	—	27	55	—	—	55

Total claims, benefits and expenses	1,181	266	46	1,493	624	23	4	651	1,805	289	50	2,144

Operating income (loss) before income tax and minority interest	153	(266)	(52)	(165)	134	(23)	(4)	107	287	(289)	(56)	(58)
Income tax (expense) benefit on operating income (loss)	(42)	93	18	69	(42)	8	1	(33)	(84)	101	19	36
Minority interest	(2)	—	—	(2)	(6)	—	—	(6)	(8)	—	—	(8)

Net operating income (loss)	109	(173)	(34)	(98)	86	(15)	(3)	68	195	(188)	(37)	(30)

Realized investment losses, net of participating policyholders’ and minority interests	(51)	—	—	(51)	(11)	—	—	(11)	(62)	—	—	(62)
Income tax benefit on realized investment losses	18	—	—	18	4	—	—	4	22	—	—	22

Net income (loss) from continuing operations	$76	$(173)	$(34)	$(131)	$79	$(15)	$(3)	$61	$155	$(188)	$(37)	$(70)

Financial Ratios
Loss & LAE	73.4%			102.8%	67.1%			71.2%	71.1%			91.0%
Acquisition expense	19.0			19.1	19.0			19.0	19.0			19.1
Underwriting expense	13.8			13.9	6.6			6.6	11.0			11.0
Dividends	0.3			0.3	0.1			0.1	0.3			0.3

Expense ratio, including dividends	33.1			33.3	25.7			25.7	30.3			30.4

Combined ratio	106.5%			136.1%	92.8%			96.9%	101.4%			121.4%

THREE MONTHS ENDED
DECEMBER 31, 2005

	Corporate & Other Non-Core				Total
	2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results
Net earned premiums	$(1)	$—	$—	$(1)	$1,726	$—	$(6)	$1,720
Net investment income	74	—	—	74	385	—	—	385
Other revenues	(11)	—	—	(11)	43	—	—	43

Total operating revenues	62	—	—	62	2,154	—	(6)	2,148

Claims, benefits and expenses:
Net incurred claims and benefits	178	63	—	241	1,405	352	50	1,807
Policyholders’ dividends	—	—	—	—	4	—	—	4
Amortization of deferred acquisition costs	—	—	—	—	371	—	—	371
Other insurance related expenses	14	—	—	14	162	—	—	162
Other operating expenses	6	(8)	—	(2)	61	(8)	—	53

Total claims, benefits and expenses	198	55	—	253	2,003	344	50	2,397

Operating income (loss) before income tax and minority interest	(136)	(55)	—	(191)	151	(344)	(56)	(249)
Income tax (expense) benefit on operating income (loss)	51	20	—	71	(33)	121	19	107
Minority interest	—	—	—	—	(8)	—	—	(8)

Net operating income (loss)	(85)	(35)	—	(120)	110	(223)	(37)	(150)

Realized investment losses, net of participating policyholders’ and minority interests	—	—	—	—	(62)	—	—	(62)
Income tax benefit on realized investment losses	—	—	—	—	22	—	—	22

Net income (loss) from continuing operations	$(85)	$(35)	$—	$(120)	$70	$(223)	$(37)	$(190)

a
CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items
TWELVE MONTHS ENDED
DECEMBER 31, 2005

	Standard Lines				Specialty Lines				P&C Operations
	2005 Results				2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2005 Results	Significant Items	Commutations	Catastrophes	2005 Results	Catastrophes	Commutations	Catastrophes	2005 Results

Net earned premiums	$4,437	$—	$(27)	$4,410	$2,475	$—	$—	$2,475	$6,912	$—	$(27)	$6,885
Net investment income	767	—	—	767	281	—	—	281	1,048	—	—	1,048
Other revenues	98	—	—	98	124	—	—	124	222	—	—	222

Total operating revenues	5,302	—	(27)	5,275	2,880	—	—	2,880	8,182	—	(27)	8,155

Claims, benefits and expenses:
Net incurred claims and benefits	3,121	266	470	3,857	1,571	23	23	1,617	4,692	289	493	5,474
Policyholders’ dividends	19	—	—	19	4	—	—	4	23	—	—	23
Amortization of deferred acquisition costs	986	—	—	986	532	—	—	532	1,518	—	—	1,518
Other insurance related expenses	453	—	(9)	444	113	—	2	115	566	—	(7)	559
Other operating expenses	110	—	—	110	108	—	—	108	218	—	—	218

Total claims, benefits and expenses	4,689	266	461	5,416	2,328	23	25	2,376	7,017	289	486	7,792

Operating income (loss) before income tax and minority interest	613	(266)	(488)	(141)	552	(23)	(25)	504	1,165	(289)	(513)	363
Income tax (expense) benefit on operating income (loss)	(153)	93	170	110	(171)	8	9	(154)	(324)	101	179	(44)
Minority interest	(10)	—	—	(10)	(14)	—	—	(14)	(24)	—	—	(24)

Net operating income (loss)	450	(173)	(318)	(41)	367	(15)	(16)	336	817	(188)	(334)	295

Realized investment gains, net of participating policyholders’ and minority interests	20	—	—	20	14	—	—	14	34	—	—	34
Income tax expense on realized investment gains	(11)	—	—	(11)	(2)	—	—	(2)	(13)	—	—	(13)

Net income (loss) from continuing operations	$459	$(173)	$(318)	$(32)	$379	$(15)	$(16)	$348	$838	$(188)	$(334)	$316

Financial Ratios
Loss & LAE	70.3%			87.5%	63.5%			65.3%	67.9%			79.5%
Acquisition expense	19.9			19.8	19.4			19.5	19.7			19.7
Underwriting expense	12.6			12.6	6.6			6.6	10.5			10.5
Dividends	0.4			0.4	0.2			0.2	0.3			0.3

Expense ratio, including dividends	32.9			32.8	26.2			26.3	30.5			30.5

Combined ratio	103.2%			120.3%	89.7%			91.6%	98.4%			110.0%

TWELVE MONTHS ENDED
DECEMBER 31, 2005

	Corporate & Other Non-Core				Total
	2005 Results				2005 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Catastrophes	Commutations	Catastrophes	2005 Results	Catastrophes	Commutations	Catastrophes	2005 Results

Net earned premiums	$(20)	$—	$—	$(20)	$6,892	$—	$(27)	$6,865
Net investment income	251	—	—	251	1,299	—	—	1,299
Other revenues	94	—	—	94	316	—	—	316

Total operating revenues	325	—	—	325	8,507	—	(27)	8,480

Claims, benefits and expenses:
Net incurred claims and benefits	222	119	—	341	4,914	408	493	5,815
Policyholders’ dividends	—	—	—	—	23	—	—	23
Amortization of deferred acquisition costs	3	—	—	3	1,521	—	—	1,521
Other insurance related expenses	13	—	—	13	579	—	(7)	572
Other operating expenses	58	(8)	—	50	276	(8)	—	268

Total claims, benefits and expenses	296	111	—	407	7,313	400	486	8,199

Operating income (loss) before income tax and minority interest	29	(111)	—	(82)	1,194	(400)	(513)	281
Income tax (expense) benefit on operating income (loss)	51	40	—	91	(273)	141	179	47
Minority interest	—	—	—	—	(24)	—	—	(24)

Net operating income (loss)	80	(71)	—	9	897	(259)	(334)	304

Realized investment gains (losses), net of participating policyholders’ and minority interests	(14)	—	—	(14)	20	—	—	20
Income tax (expense) benefit on realized investment gains (losses)	2	—	—	2	(11)	—	—	(11)

Net income (loss) from continuing operations	$68	$(71)	$—	$(3)	$906	$(259)	$(334)	$313

a
CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items
THREE MONTHS ENDED
DECEMBER 31, 2004

	Standard Lines				Specialty Lines				P&C Operations
	2004 Results				2004 Results				2004 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2004 Results	Significant Items	Commutations	Catastrophes	2004 Results	Significant Items	Commutations	Catastrophes	2004 Results

Net earned premiums	$1,164	$—	$(3)	$1,161	$605	$—	$—	$605	$1,769	$—	$(3)	$1,766
Net investment income	114	—	—	114	64	—	—	64	178	—	—	178
Other revenues	27	—	—	27	27	—	—	27	54	—	—	54

Total operating revenues	1,305	—	(3)	1,302	696	—	—	696	2,001	—	(3)	1,998

Claims, benefits and expenses:
Net incurred claims and benefits	774	—	5	779	380	—	2	382	1,154	—	7	1,161
Policyholders’ dividends	7	—	—	7	—	—	—	—	7	—	—	7
Amortization of deferred acquisition costs	380	—	—	380	178	—	—	178	558	—	—	558
Other insurance related expenses	14	—	—	14	(27)	—	—	(27)	(13)	—	—	(13)
Other operating expenses	10	—	—	10	28	—	—	28	38	—	—	38

Total claims, benefits and expenses	1,185	—	5	1,190	559	—	2	561	1,744	—	7	1,751

Operating income (loss) before income tax and minority interest	120	—	(8)	112	137	—	(2)	135	257	—	(10)	247
Income tax (expense) benefit on operating income (loss)	(29)	—	3	(26)	(44)	—	1	(43)	(73)	—	4	(69)
Minority interest	(4)	—	—	(4)	(4)	—	—	(4)	(8)	—	—	(8)

Net operating income (loss)	87	—	(5)	82	89	—	(1)	88	176	—	(6)	170

Realized investment gains, net of participating policyholders’ and minority interests	118	—	—	118	47	—	—	47	165	—	—	165
Income tax expense on realized investment gains	(44)	—	—	(44)	(16)	—	—	(16)	(60)	—	—	(60)

Net income (loss) from continuing operations	$161	$—	$(5)	$156	$120	$—	$(1)	$119	$281	$—	$(6)	$275

Financial Ratios
Loss & LAE	66.5%			67.0%	62.6%			63.0%	65.2%			65.7%
Acquisition expense	21.5			21.5	18.3			18.3	20.4			20.4
Underwriting expense	12.4			12.5	7.0			7.0	10.5			10.5
Dividends	0.6			0.6	(0.1)			(0.1)	0.4			0.4

Expense ratio, including dividends	34.5			34.6	25.2			25.2	31.3			31.3

Combined ratio	101.0%			101.6%	87.8%			88.2%	96.5%			97.0%

THREE MONTHS ENDED
DECEMBER 31, 2004

	Corporate & Other Non-Core				Total
	2004 Results				2004 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2004 Results	Significant Items	Commutations	Catastrophes	2004 Results

Net earned premiums	$11	$—	$—	$11	$1,780	$—	$(3)	$1,777
Net investment income	51	—	—	51	229	—	—	229
Other revenues	(6)	—	—	(6)	48	—	—	48

Total operating revenues	56	—	—	56	2,057	—	(3)	2,054

Claims, benefits and expenses:
Net incurred claims and benefits	34	—	—	34	1,188	—	7	1,195
Policyholders’ dividends	—	—	—	—	7	—	—	7
Amortization of deferred acquisition costs	2	—	—	2	560	—	—	560
Other insurance related expenses	(18)	—	—	(18)	(31)	—	—	(31)
Other operating expenses	14	—	—	14	52	—	—	52

Total claims, benefits and expenses	32	—	—	32	1,776	—	7	1,783

Operating income (loss) before income tax and minority interest	24	—	—	24	281	—	(10)	271
Income tax (expense) benefit on operating income (loss)	15	—	—	15	(58)	—	4	(54)
Minority interest	—	—	—	—	(8)	—	—	(8)

Net operating income (loss)	39	—	—	39	215	—	(6)	209

Realized investment gains, net of participating policyholders’ and minority interests	1	—	—	1	166	—	—	166
Income tax expense on realized investment gains	(2)	—	—	(2)	(62)	—	—	(62)

Net income (loss) from continuing operations	$38	$—	$—	$38	$319	$—	$(6)	$313

CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Significant Items	a
TWELVE MONTHS ENDED
DECEMBER 31, 2004

	Standard Lines				Specialty Lines				P&C Operations
	2004 Results				2004 Results				2004 Results
	Before Impact of	Significant			Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2004 Results	Significant Items	Commutations	Catastrophes	2004 Results	Significant Items	Commutations	Catastrophes	2004 Results

Net earned premiums	$4,925	$—	$(8)	$4,917	$2,277	$—	$—	$2,277	$7,202	$—	$(8)	$7,194
Net investment income	496	—	—	496	246	—	—	246	742	—	—	742
Other revenues	129	—	—	129	109	—	—	109	238	—	—	238

Total operating revenues	5,550	—	(8)	5,542	2,632	—	—	2,632	8,182	—	(8)	8,174

Claims, benefits and expenses:
Net incurred claims and benefits	3,226	(6)	260	3,480	1,455	(29)	15	1,441	4,681	(35)	275	4,921
Policyholders’ dividends	9	—	—	9	5	—	—	5	14	—	—	14
Amortization of deferred acquisition costs	1,109	—	—	1,109	506	—	—	506	1,615	—	—	1,615
Other insurance related expenses	579	—	14	593	87	—	1	88	666	—	15	681
Other operating expenses	94	—	—	94	101	—	—	101	195	—	—	195

Total claims, benefits and expenses	5,017	(6)	274	5,285	2,154	(29)	16	2,141	7,171	(35)	290	7,426

Operating income (loss) before income tax and minority interest	533	6	(282)	257	478	29	(16)	491	1,011	35	(298)	748
Income tax (expense) benefit on operating income (loss)	(124)	(2)	99	(27)	(145)	(10)	5	(150)	(269)	(12)	104	(177)
Minority interest	(10)	—	—	(10)	(17)	—	—	(17)	(27)	—	—	(27)

Net operating income (loss)	399	4	(183)	220	316	19	(11)	324	715	23	(194)	544

Realized investment gains, net of participating policyholders’ and minority interests	219	—	—	219	84	—	—	84	303	—	—	303
Income tax expense on realized investment gains	(80)	—	—	(80)	(30)	—	—	(30)	(110)	—	—	(110)

Net income (loss) from continuing operations	$538	$4	$(183)	$359	$370	$19 $	(11)	$378	$908	$23	$(194)	$737

Financial Ratios
Loss & LAE	65.5%			70.8%	63.9%			63.3%	65.0%			68.4%
Acquisition expense	22.2			22.6	18.8			18.8	21.2			21.4
Underwriting expense	12.1			12.0	7.3			7.3	10.5			10.5
Dividends	0.2			0.2	0.2			0.2	0.2			0.2

Expense ratio, including dividends	34.5			34.8	26.3			26.3	31.9			32.1

Combined ratio	100.0%			105.6%	90.2%			89.6%	96.9%			100.5%

TWELVE MONTHS ENDED
DECEMBER 31, 2004

	Corporate & Other Non-Core				Total
	2004 Results				2004 Results
	Before Impact of	Significant			Before Impact of	Significant
(In millions)	Significant Items	Commutations	Catastrophes	2004 Results	Significant Items	Commutations	Catastrophes	2004 Results

Net earned premiums	$101	$(7)	$—	$94	$7,303	$(7)	$(8)	$7,288
Net investment income	246	—	—	246	988	—	—	988
Other revenues	(46)	—	—	(46)	192	—	—	192

Total operating revenues	301	(7)	—	294	8,483	(7)	(8)	8,468

Claims, benefits and expenses:
Net incurred claims and benefits	138	—	3	141	4,819	(35)	278	5,062
Policyholders’ dividends	—	—	—	—	14	—	—	14
Amortization of deferred acquisition costs	29	—	—	29	1,644	—	—	1,644
Other insurance related expenses	(3)	—	—	(3)	663	—	15	678
Other operating expenses	55	—	—	55	250	—	—	250

Total claims, benefits and expenses	219	—	3	222	7,390	(35)	293	7,648

Operating income (loss) before income tax and minority interest	82	(7)	(3)	72	1,093	28	(301)	820
Income tax (expense) benefit on operating income (loss)	9	2	1	12	(260)	(10)	105	(165)
Minority interest	—	—	—	—	(27)	—	—	(27)

Net operating income (loss)	91	(5)	(2)	84	806	18	(196)	628

Realized investment gains, net of participating policyholders’ and minority interests	64	—	—	64	367	—	—	367
Income tax expense on realized investment gains	(25)	—	—	(25)	(135)	—	—	(135)

Net income (loss) from continuing operations	$130	$(5)	$(2)	$123	$1,038	$18	$(196)	$860

 a

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Life & Group Non-Core Segment — Results of Operations
TWELVE MONTHS ENDED
DECEMBER 31, 2005

	Life & Group Non-Core
	excluding businesses	Life & Group Non-Core	Total Life & Group
(In millions)	sold (1)	businesses sold (2)	Non-Core as reported
Net earned premiums	$698	$6	$704
Net investment income	584	9	593
Other revenues	62	33	95

Total operating revenues	1,344	48	1,392

Claims, benefits and expenses:
Net incurred claims and benefits	1,138	22	1,160
Policyholders’ dividends	(5)	6	1
Amortization of deferred acquisition costs	21	1	22
Other insurance related expenses	133	124	257
Other operating expenses	62	(1)	61

Total claims, benefits and expenses	1,349	152	1,501

Operating loss before income tax	(5)	(104)	(109)
Income tax benefit on operating loss	23	35	58

Net operating income (loss)	18	(69)	(51)

Realized investment losses, net of participating policyholders’ interests	(30)	—	(30)
Income tax benefit on realized investment losses	11	—	11

Net loss	$(1)	$(69)	$(70)

TWELVE MONTHS ENDED
DECEMBER 31, 2004

	Life & Group Non-Core
	excluding businesses	Life & Group Non-Core	Total Life & Group
(In millions)	sold (1)	businesses sold (2) (3)	Non-Core as reported
Net earned premiums	$641	$280	$921
Net investment income	637	55	692
Other revenues	59	32	91

Total operating revenues	1,337	367	1,704

Claims, benefits and expenses:
Net incurred claims and benefits	1,165	207	1,372
Policyholders’ dividends	(7)	4	(3)
Amortization of deferred acquisition costs	22	14	36
Other insurance related expenses	112	179	291
Other operating expenses	54	22	76

Total claims, benefits and expenses	1,346	426	1,772

Operating loss before income tax	(9)	(59)	(68)
Income tax benefit on operating income (loss)	18	21	39

Net operating income (loss)	9	(38)	(29)

Realized investment gains (losses), net of participating policyholders’ interests	3	(618)	(615)
Income tax (expense) benefit on realized investment gains (losses)	(1)	231	230

Net income (loss)	$11	$(425)	$(414)

(1)	Retained life and group businesses principally include group and individual long term care, structured settlements and institutional markets.

(2)	Life and group businesses sold include group, individual life, CNA Trust, and specialty medical. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

(3)	For the twelve months ended December 31, 2004, net realized investment losses for Life & Group Non-Core businesses sold include a pretax loss of $622 million ($389 million after-tax), related to the individual life business.

 a

CNA FINANCIAL CORPORATION
Financial Supplement
Asbestos Summary by Policyholder Category
DECEMBER 31, 2005

		Net Paid	Net Asbestos	Percent of
	Number of	Losses in 2005	Reserves	Asbestos Net
	Policyholders	(In millions)	(In millions)	Reserves

Policyholders with Settlement Agreements
Structured Settlements	13	$30	$167	11%
Wellington	4	2	15	1
Coverage in Place	34	13	58	4
Fibreboard	1	—	54	3

Total with Settlement Agreements	52	45	294	19

Other Policyholders with Active Accounts
Large Asbestos Accounts	199	68	273	17
Small Asbestos Accounts	1,073	23	135	9

Total Other Policyholders	1,272	91	408	26

Assumed Reinsurance & Pools		6	143	9

Unassigned IBNR (1)			709	46

Total	1,324	$142	$1,554	100%

(1)	IBNR includes claims that are incurred but not reported.